UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 12, 2009 (May 12, 2009)

FIRST BANKSHARES, INC.

(Exact name of Registrant as specified in charter)

Virginia (State or other jurisdiction of incorporation)	000-53380 (Commission file number)	80-0229922 (IRS employer identification no.)

3535 Bridge Road P.O. Box 1340 Suffolk, Virginia (Address of principal executive offices)		23439 (Zip code)

Registrant’s telephone number, including area code (757) 934-8200

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240. 14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Section 8 — Other Events

Item 8.01. Other Events

On May 12, 2009, First Bankshares, Inc. (“First Bankshares”) and Xenith Corporation (“Xenith”) issued a joint press release announcing that they have entered into an Agreement of Merger (the “Merger Agreement”) pursuant to which the two companies will merge to operate as a one-bank holding company under the name Xenith Bankshares, Inc. (“Xenith Bankshares”).

A copy of the press release issued jointly by First Bankshares and Xenith announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, First Bankshares will file with the Securities and Exchange Commission (the “SEC”) a joint proxy statement which will be sent to the shareholders of First Bankshares and Xenith Corporation seeking their approval of the merger. In addition, First Bankshares may file other relevant documents concerning the proposed merger with the SEC. Security holders are urged to read the joint proxy statement and other relevant documents when they become available because they will contain important information about the proposed merger.

Security holders of First Bankshares may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Security holders of First Bankshares may also obtain free copies of these documents by directing a request by telephone or mail to First Bankshares, Inc., P.O. Box 1340, Suffolk, Virginia 23439 (telephone: (757) 934-8200) or by accessing these documents at First Bankshares’ website: http://www.suffolkfirstbanks.com under “Investor Relations/SEC Filings”. Security holders of Xenith Corporation may also obtain free copies of these documents by directing a request by telephone or mail to Xenith Corporation, One James Center, 901 E. Cary Street, Suite 1700, Richmond, Virginia 23219 (telephone: (804) 433-2200). The information on First Bankshares’ website is not, and shall not be deemed to be, a part of this release or incorporated into other filings made with the SEC.

First Bankshares and Xenith Corporation and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of First Bankshares and/or Xenith Corporation in connection with the merger. Information about the directors and executive officers of First Bankshares is set forth in the preliminary proxy statement for its 2009 annual meeting of shareholders filed with the SEC on February 23, 2009. Information about the directors and executive officers of Xenith may be obtained by reading the joint proxy statement regarding the merger when it becomes available. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement regarding the merger when it becomes available.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued jointly by First Bankshares, Inc. and Xenith Corporation, dated May 12, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2009

FIRST BANKSHARES, INC.

By:	/s/ Darrell G. Swanigan
Darrell G. Swanigan President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued jointly by First Bankshares, Inc. and Xenith Corporation, dated May 12, 2009